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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule
    14a-12

/ / Confidential, For Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

                  Pennsylvania Physician Healthcare Plan, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to  Exchange  Act Rule 0-11:(1)

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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.


/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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    4) Date Filed:

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                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111

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          NOTICE OF SPECIAL MEETING OF CLASS A AND CLASS B SHAREHOLDERS
                             TO BE HELD JUNE 3, 1999
                           ---------------------------


         NOTICE IS HEREBY GIVEN that a Special Meeting of Class A and Class B Shareholders of Pennsylvania Physician Healthcare Plan, Inc. (the "Company") will be held at the offices of the Company, 651 East Park Drive, Harrisburg, PA on Thursday, June 3, 1999, at 12:30 p.m. for the following purposes:

         1.       For the holders of the Class A Shares to approve amendments to
                  Section 3.5 and Section 10.1 of the Company's bylaws which will change the percentage shareholder vote required to (a) authorize the sale of the Company and (b) further amend
                  Section 3.5 of the bylaws;

         2. To consider and transact such other business as may properly come before the meeting.

         The Special Meeting is a continuation of the Special Meeting of Shareholders held on February 3, 1999 which was adjourned.

         Only Class A Shareholders of record on October 3, 1998 are entitled to vote at the Special Meeting.

         We would like to remind you that whether or not you plan to attend the Special Meeting, you should sign, date and return your proxy cards. For those shareholders who have not yet completed and mailed the proxy cards sent with the Proxy Statement and the Supplement to the Proxy Statement, please do so immediately. If you have lost or are unable to locate your proxy card, please contact Krista Maddigan at 1-800-671-7747.



                                      By Order of the Board of Directors



                                      /s/ Krista G. Maddigan
                                      ------------------------------------
                                      Krista G. Maddigan, Secretary


Harrisburg, Pennsylvania
May 27, 1999